centerspacehomes.com INVESTOR PRESENTATION June 1, 2026 MartinBlu Apartments – Eden Prairie, MN

centerspacehomes.com 2 Certain statements in this presentation are based on Centerspace’s current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved, including the risk that one or more of the contemplated transactions may not close on expected timelines or at all. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, in its subsequent quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. In addition, such risks, uncertainties, and other factors include, but are not limited to, the ability of the Company to complete the proposed dispositions on a timely basis, or at all; risks that the proposed dispositions disrupt current plans and operations; the impacts of the announcement or consummation of the proposed dispositions and the outcome of the Board of Trustee’s strategic review on business relationships; the anticipated costs related to the proposed dispositions; and the ability of the Company to realize the anticipated benefits of the proposed dispositions and the outcome of the Board of Trustee’s strategic review. The Company assumes no obligation to update or supplement forward- looking statements that become untrue due to subsequent events. ADDITIONAL DISCLOSURES This presentation makes references to anticipated dispositions. There is no guarantee that these anticipated transactions will be completed, or that they will be completed at prices assumed within this presentation. Additionally, we have not provided a reconciliation of our Proforma Net Debt / Annualized EBITDA or our Proforma Net Operating Income because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and which may be excluded from Proforma Net Debt / Annualized EBITDA and Net Operating Income. Additionally, estimating such GAAP measure and providing a meaningful reconciliation for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions used for historical non-GAAP measures. SAFE HARBOR STATEMENT & LEGAL DISCLOSURES

centerspacehomes.com 3 ➢ $175-190 million of expected debt reduction ➢ Expected repayment of outstanding line of credit balance, in addition to the paydown of other debt obligations ➢ $45-65 million of potential special distributions to shareholders and unitholders ➢ Plan expected to reduce financial risk and improve strategic flexibility BALANCE SHEET IMPROVEMENT AND CAPITAL RETURN STRATEGIC REVIEW OVERVIEW TARGETED PORTFOLIO OPTIMIZATION ➢ Board undertook comprehensive evaluation of strategic alternatives ➢ Approved plan to optimize portfolio, strengthen balance sheet, and preserve shareholder value ➢ Company maintains strategic flexibility ➢ $240-245 million of planned asset sales in 2026 ➢ 12 communities under contract, with closings anticipated in 2H 2026 ➢ Full exit from Bismarck, ND, and Rapid City, SD, markets ➢ One disposition in Denver STRATEGIC REVIEW OUTCOMES Meaningful leverage reduction and improved liquidity profile STRATEGIC REVIEW OUTCOMES: STRONGER BALANCE SHEET WITH ENHANCED FLEXIBILITY Portfolio focused on larger, more liquid markets Positioned to pursue growth as multifamily fundamentals continue to recover Reinforces embedded value of portfolio relative to public market valuation EXPECTED TRANSACTION IMPACT Asset Sales $240 – 245 million Markets Exited Bismarck and Rapid City Debt Reduction $175 – 190 million Pro Forma Leverage Sub-7.0x Net Debt to EBITDA Enhanced flexibility as balance sheet strengthens and structural constraints diminish

STRATEGIC REVIEW: SOURCES AND USES OF CAPITAL

- Planned dispositions total approximately $240-245 million, including a full exit from Bismarck, ND and Rapid City, SD markets, and one disposition in Denver
- Net proceeds expected to support $175-190 million of debt reduction, beginning with the repayment of the Company's line of credit, and approximately $45-65 million of potential special distributions
- 12 communities currently under contract for sale, reducing execution risk and supporting expected completion of the dispositions in 2H 2026
- Plan provides a clear path to sub-7.0x pro forma Net Debt / EBITDA while maintaining exposure to larger and higher-conviction institutional markets
- The dispositions have been structured to balance meaningful deleveraging with preservation of long-term strategic flexibility
- Disposition pricing compares favorably to the Company's implied economic cap rate prior to strategic review announcement when considering vast majority of planned 2026 dispositions are located in higher cap rate secondary markets, highlighting the disconnect between private market asset values and public market valuation

Metric	Anticipated Transaction Impact
Gross Disposition Proceeds	$240-245 million
Communities Sold	12
Markets Exited	2
Communities Sold in Top 50 MSAs	1
Expected Debt Paydown	$175-190 million
Potential Special Distributions	$45-65 million
Pro Forma Net Debt / EBITDA	Sub-7.0x

Private Market vs. Public Market Pricing

Planned Dispositions Pricing	CSR Stock Implied Pricing at 11/10/25
~6.5% Economic Cap Rate[1]	~6.5% Economic Cap Rate[2]

(1) Based on TTM SEC NOI as of 4/30/26 less $500/home capex and a management fee equal to 4% of revenue, based on expected transaction pricing
(2) Based on TTM SEC NOI as of 10/30/25 less $500/home capex and a management fee equal to 4% of revenue, based on closing stock price on 11/10/2025

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centerspacehomes.com 5 0% 5% 10% 15% 20% 25% 30% 35% 40% Pro Forma Q1 2026 STRATEGIC REVIEW: PORTFOLIO REFINEMENT Note: multifamily only (1) Q1 2026 actual excluding sale communities (2) Monthly average scheduled rent divided by total number of apartment homes Q1 2026 Sales Pro Forma(1) Number of Communities 61 12 49 Number of Homes 12,263 1,495 10,768 Homes per Community 201 125 220 Average Monthly Rent(2) $1,660 $1,471 $1,687 % of NOI in 50 Largest MSAs 53% 10% 59% % of NOI by Market – Multifamily Only Improves portfolio homes per community, average monthly rent, and % of NOI in 50 largest MSAs Reduces North Dakota NOI concentration from 12.5% to 6.3% Exits Rapid City market which has the lowest homes per community and average monthly rents in portfolio Lowers exposure to urban Denver Sales result in a more efficient and higher-quality portfolio Sales Detail Region Number of Communities Number of Homes Homes per Community Average Monthly Rent(1) North Dakota 6 845 141 $1,527 Other Mountain West 5 474 95 $1,343 Denver, CO 1 176 176 $1,549 Total / Average 12 1,495 125 $1,471 (1) (1) Q1 2026 actual excluding sale communities (1) Monthly average scheduled rent divided by total number of apartment homes

centerspacehomes.com 6 STRATEGIC REVIEW: ACTIONS EXPECTED TO MEANINGFULLY REDUCE LEVERAGE % of Total Maturing 4.9% 4.5% 24.8% 9.0% 8.1% 18.6% 2.4% 7.5% 1.4% 8.2% 0.0% 10.6% Weighted Average Interest Rate (4) 3.5% 3.5% 4.1% 3.9% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% 0.0% 3.2% Well-Laddered Maturity Profile ($ amounts in thousands)(1,4) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 2025 2026 Quarterly Net Debt / Annualized Trailing EBITDA(1,3) 4-Quarter Moving Average Most Recent Quarter Metric Q1 2026 Pro Forma(1) Annualized Net Debt / EBITDA 8.2x Sub-7.0x Total Debt(2) $1.05 billion <$0.9 billion % of Debt Fixed Rate(2) 85.3% ~95% Liquidity (Cash + Credit Facility Availability) $260 million ~$375 million Weighted Average Interest Rate(4) 3.6% 3.4% Weighted Average Time to Maturity 6.7 years ~8 years Balance sheet improvement provides increased flexibility to support operations, future capital allocation, and growth as multifamily fundamentals recover (1) Pro Forma metrics are based on anticipated adjusted EBITDA and debt paydowns following the closing of all noted dispositions, using negotiated sale prices, and potential special distributions (2) Excludes premiums, discounts, and deferred financing costs (3) Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included with the Reconciliation to Non-GAAP Financial Measures section in the Appendix (4) Weighted average interest rate reflects interest expense only and excludes any facility fees, mortgage insurance premiums, or other associated expenses $50,955 $46,677 $60,000 $19,288 $144,901 $78,850 $86,086 $110,660 $429 $150,000 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037+ Mortgage LOC Private Placement Debt payoff focuses on 2026 maturities and LOC Debt expected to move below-7x following debt paydown

centerspacehomes.com 7 PRO FORMA CENTERSPACE: BETTER POSITIONED FOR LONG-TERM VALUE CREATION STRATEGIC REVIEW ACTIONS CREATE A MORE FOCUSED AND BETTER CAPITALIZED COMPANY WITH ENHANCED FLEXIBILITY TO DRIVE LONG-TERM SHAREHOLDER VALUE More Focused Portfolio Reduced exposure to smaller markets and lower-efficiency assets Stronger Balance Sheet Lower leverage, improved liquidity profile and reduced financial risk Clearer Capital Allocation Framework Debt reduction prioritized while satisfying potential distribution requirements Greater Strategic Flexibility Improved ability to evaluate future growth, reinvestment, and capital allocation opportunities Pro forma portfolio remains diversified across attractive Midwest and Mountain West markets

centerspacehomes.com 8 1.5% -3.4% -6.1% -2.1% 0.5% 2.7% 2.9% 3.9% 3.1% 3.3% 2.2% 0.7% -0.4% 0.4% 2.0% Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 QTD SAME STORE LEASING SPREADS(1) New Lease Rents Renewal Rents Blended Rents -2 .0% -9 .3% 1.5% 2. 9% 0. 3% -0 .7% 2. 3% -1 .0% 2. 4% 1.3% 3. 4% 5. 1% 2. 8% 3. 8% 3. 2% 3. 2% 0. 2% -4 .5% 2. 5% 4. 0% 1.5% 1.8% 2. 8% 1.2 % YTD SAME STORE LEASING SPREADS BY REGION(1) New Lease Rents Renewal Rents Blended Rents MAY OPERATIONAL UPDATE: LEASING TRENDS CONTINUE TO IMPROVE, SHOWING NORMAL SEASONAL PATTERNS (1) Same store data represents the Same Store Pool as of Q1 2026. The pool is not adjusted to remove assets under contract for sale. Data represents 2026 Same Store pool Effective Rents. QTD leasing spreads and YTD leasing spreads are through May 27, 2026

centerspacehomes.com 9 RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES Reconciliation of Operating Income to Net Operating Income Net operating income, or NOI, is a non-GAAP financial measure which the Company defines as total real estate revenues less property operating expenses, including real estate taxes. Centerspace believes that NOI is an important supplemental measure of operating performance for real estate because it provides a measure of operations that is unaffected by sales of real estate and other investments, impairment, depreciation, amortization, financing costs, including interest and other income, loss on extinguishment of debt, interest expense, property management expenses, casualty losses, loss on litigation settlement, and general and administrative expenses. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income (loss), net income (loss) available for common shareholders, or cash flow from operating activities as a measure of financial performance. (in thousands) Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Operating income (loss) $ (5,393) $ (10,623) $ 77,210 $ (6,796) $ 4,746 Adjustments: Property management expenses 2,379 2,323 2,489 2,393 2,433 Casualty loss, net of recoveries (21) (242) 127 399 532 Depreciation and amortization 26,498 29,424 29,056 27,097 27,654 Impairment of real estate investments 9,700 14,500 8,676 14,543 - General and administrative expenses 6,332 6,542 4,997 4,382 4,997 (Gain) loss on sale of real estate and other assets - 61 (79,531) - - Net operating income $ 39,495 $ 41,985 $ 43,024 $ 42,018 $ 40,362

RECONCILIATION TO NON-GAAP MEASURES

Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP.

	(in thousands) Three Months Ended				
	3/31/2026	12/31/2025	9/30/2025	6/30/2025	3/31/2025
Adjusted EBITDA					
Net income (loss) attributable to controlling interests	$ (12,889)	$ (18,433)	$ 53,783	$ (14,515)	$ (3,734)
Adjustments:					
Distributions to Series D preferred unitholders	57	57	109	160	160
Noncontrolling interests – Operating Partnership and Series E preferred units	(2,141)	(3,102)	9,197	(2,483)	(643)
Income (loss) before noncontrolling interests – Operating Partnership and Series E preferred units	$ (14,973)	$ (21,478)	$ 63,089	$ (16,838)	$ (4,217)
Adjustments:					
Interest expense	10,470	11,537	12,989	10,719	9,622
Loss on extinguishment of debt	-	95	3	-	-
Depreciation and amortization related to real estate investments	26,498	29,424	29,056	27,076	27,632
Impairment of real estate investments	9,700	14,500	8,676	14,543	-
Non-cash casualty loss (recovery)	(193)	229	(123)	149	282
Interest income	(644)	(757)	(724)	(729)	(616)
(Gain) loss on sale of real estate	-	12	(77,280)	-	-
Legal and other costs related to strategic review	977	1,336	-	-	-
Other miscellaneous items[1]	(209)	(4)	(455)	19	(67)
Adjusted EBITDA	**$ 31,626**	**$ 34,894**	**$ 35,231**	**$ 34,939**	**$ 32,636**

(1) Consists of (gain) loss on investments and one-time professional fees

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centerspacehomes.com 11 Net Debt Divided by Adjusted EBITDA Net debt is the total outstanding debt balance less cash and cash equivalents and net tax deferred proceeds held in restricted cash for exchanges under section 1031(b) of the Internal Revenue Code. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition on the previous slide. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES (1) Excludes premiums, discounts, and deferred financing costs (2) Annualized for periods less than one year (in thousands) Three Months Ended 3/31/2026 12/31/2025 9/30/2025 6/30/2025 3/31/2025 Total debt (1) $ 1,047,846 $ 1,053,909 $ 1,177,284 $ 1,121,292 $ 966,092 Less: cash and cash equivalents 7,555 12,833 12,896 12,378 11,916 Less: 1031 funds in restricted cash - - 50,941 - - Net debt $ 1,040,291 $ 1,041,076 $ 1,113,447 $ 1,108,914 $ 954,176 Adjusted EBITDA (2) $ 126,504 $ 139,576 $ 140,924 $ 139,756 $ 130,544 Net debt / Adjusted EBITDA 8.2x 7.5x 7.9x 7.9x 7.3x